# First-Quarter 2024 Supplemental Presentation

April 24, 2024

MORNINGSTAR

**This presentation contains forward-looking statements within the meaning of the Private Securities Litigation Reform Act of 1995. These statements are based on our current expectations about future events or future financial performance. Forward-looking statements by their nature address matters that are, to different degrees, uncertain, and often contain words such as "may," "could," "expect," "intend," "plan," "seek," "anticipate," "believe," "estimate," "predict," "potential," "prospects," or "continue." These statements involve known and unknown risks and uncertainties that may cause the events we discuss not to occur or to differ significantly from what we expect. More information about factors that could affect Morningstar's business and financial results are in our filings with the SEC, including our most recent Forms 8-K, 10-K, and 10-Q. Morningstar undertakes no obligation to publicly update any forward-looking statements as a result of new information, future events, or otherwise, except as required by law.**

**In addition, this presentation references non-GAAP financial measures including, but not limited to, organic revenue, adjusted operating income, adjusted operating margin, adjusted operating expense, and free cash flow. These non-GAAP measures may not be comparable to similarly titled measures reported by other companies. A reconciliation of non-GAAP financial measures to the most directly comparable GAAP financial measures is provided in the appendix to this presentation and in our filings with the SEC, including our most recent Forms 8-K, 10-K and 10-Q.**

2 MORNINGSTAR

## Q1 2024 Financial Performance ($mil)


Revenue
+13.2%
Operating Income
+278.0%
Adjusted
Operating Income*
+113.9%
Free Cash Flow**
NMF
23
24
$479.7
$542.8
$24.5
$92.6
$51.8
$110.8
($6.1)
$59.5

* Adjusted operating income is a non-GAAP measure and excludes intangible amortization expense, other merger and acquisition (M&A) related expenses and earn-outs, and items related to the significant reduction and shift of the Company's operations in China in 2023. **Free cash flow is a non-GAAP measure and is defined as cash provided by or used for operating activities less capital expenditures. See reconciliation tables in the appendix of this presentation.

3 MORNINGSTAR

## YTD 2024 Organic Revenue Walk* ($mil)


$479.7
16.5
16.0
13.2
4.2
3.2
8.8
1.2
$542.8
YTD Q1 2023 Reported Revenue
PitchBook
Morningstar Data and Analytics
Morningstar Credit
Morningstar Wealth
Morningstar Retirement
Corporate and All Other
Foreign Currency Adjustments
YTD Q1 2024 Reported Revenue

* Organic revenue is a non-GAAP measure. The Company's five reportable segment bars represent organic growth and may not match changes in reported revenue. See reconciliation tables in the appendix of this presentation. Corporate and All Other provides a reconciliation between revenue from our Total Reportable Segments and consolidated revenue amounts. Corporate and All Other includes Morningstar Sustainalytics and Morningstar Indexes as sources of revenues.

4 MORNINGSTAR

# Quarterly Revenue Trend: Revenue Type ($mil)



$600.0
$500.0
$400.0
$300.0
$200.0
$100.0
$0.0
Transaction-Based Revenue*
Asset-Based Revenue*
License-Based Revenue*
Consolidated Organic Revenue Trend
Q1 22
Q2 22
Q3 22
Q4 22
Q1 23
Q2 23
Q3 23
Q4 23
Q1 24
18.3%
6.0%
-17.8%
-31.9%
-35.0%
-19.5%
0.1%
18.0%
27.3%
14.9%
7.5%
-5.3%
-8.9%
-6.0%
-1.4%
10.4%
19.8%
18.2%
18.8%
20.3%
18.3%
14.9%
14.3%
12.2%
10.6%
10.3%
9.9%
18.1%
15.8%
8.5%
2.2%
2.8%
5.1%
9.3%
12.6%
12.9%

Bars represent reported revenue. Percentages represent YOY organic revenue growth (decline), which is a non-GAAP measure. *In 2023 and 2024, the Company updated its revenue-type classifications for product areas with more than one revenue type. Prior periods have not been restated to reflect the updated classifications. The calculation of organic revenue growth by revenue type compares quarterly revenue in 2024 and 2023 to respective quarterly revenue in 2023 and 2022, based on the updated classifications; these adjustments are reflected in the Currency and Other line of the reconciliation tables in the appendix of this presentation.

5 MORNINGSTAR®

# Q1 2024 Operating Margins



Operating Margin
Adjusted Operating Margin
5.1%
17.1%
10.8%
20.4%
23
24
23
24

**Operating Margin Drivers:**

- Revenue grew and reported operating expenses declined in the quarter, supporting increased operating and adjusted operating margins.
- The largest contributor to the decline in reported operating expense was professional fees, primarily due to lower expenses for third-party resources supporting M&A integration-related activity. This decrease was partially offset by increases in compensation and benefits.

Adjusted operating margin is a non-GAAP measure. See reconciliation table in the appendix of this presentation.

6 MORNINGSTAR®

# QTD Adjusted Operating Income[1] Walk Q1 2023 to Q1 2024 ($mil)



$51.8
63.1
2.2
0.6
0.6
0.4
–0.3
–0.7
–6.9
$110.8
Q1 2023
Change in Revenue
Sales Commissions
Travel and Related Activities
Advertising and Marketing
Stock-based Compensation
Professional Fees
Infrastructure Costs & Other (2)
Compensation and Benefits (3)
Q1 2024

(1) Adjusted operating income, a non-GAAP measure, excludes intangible amortization expenses, all M&A-related expenses (including M&A earn-outs), and items related to the significant reduction and shift of the Company's operations in China. See reconciliation table in the appendix of this presentation. Changes in this chart reflect these adjustments and may not match changes in reported expenses. (2) Includes infrastructure costs (including 3rd party contracts with data providers, cloud costs, and software subscriptions), facilities, depreciation/amortization, and capitalized labor. (3) Includes salaries, bonus, company-sponsored benefits, and severance not related to targeted reorganizations or the Company's China activities.

7 MORNINGSTAR®

# Quarterly Operating Margin Trends



35.0%
30.0%
25.0%
20.0%
15.0%
10.0%
5.0%
0.0%
Q1 22
Q2 22
Q3 22
Q4 22
Q1 23
Q2 23
Q3 23
Q4 23
Q1 24
18.1%
15.6%
16.4%
14.1%
10.8%
13.8%
17.8%
21.0%
20.4%
12.3%
11.5%
4.7%
7.5%
5.1%
8.3%
13.6%
17.5%
17.1%
Operating Margin
Adjusted Operating Margin

Adjusted operating margin is a non-GAAP measure. See reconciliation table in the appendix of this presentation.

8 MORNINGSTAR®

Revenue vs. Adjusted Operating Expense Growth 9 9 Adjusted operating expense is a non-GAAP measure. See reconciliation table in the appendix of this presentation. Headcount Trends 10 10 Headcount represents permanent, full-time employees. As of March 31, 2024, headcount was 11,271. Q1 2024 Cash Flow and Capital Allocation ($mil) 2 $93.6 $59.5 Operating Cash Flow Free Cash Flow* Capital Allocation 11 11 * ($mil) Capital Expenditures 34.1 Debt Repayments, Net 23.1 Dividends Paid 17.3 Free cash flow, a non-GAAP measure, is defined as cash provided by or used for operating activities less capital expenditures. See reconciliation table in the appendix of this presentation. Morningstar Reportable Segments and Representative Products 12 12 Morningstar Data and Analytics Provides investors comprehensive data, research and insights, and investment analysis to empower investment decision-making. Morningstar Retirement Offers products to help individuals reach their retirement goals with highly personalized savings and investment advice at the employee level and scalable investment advisory and risk mitigation services at the employer and advisor level. Morningstar Credit Provides investors with credit ratings, research, data, and credit analytics solutions that contribute to the transparency of international and domestic credit markets. Morningstar Wealth Brings together our model portfolios and wealth platform, practice and portfolio management software for registered investment advisers (RIAs); data aggregation and enrichment capabilities; and our individual investor platform. PitchBook Morningstar Data Morningstar Direct Morningstar Advisor Workstation Morningstar Research Distribution Provides investors with access to a broad collection of data and research covering the private capital markets, including venture capital, private equity, private credit and bank loans, and merger and acquisition (M&A) activities. Investors can also access Morningstar’s data and research on public equities. PitchBook Platform LCD Investment Management/Managed Portfolios Morningstar.com Morningstar Office Morningstar DBRS Morningstar Credit (Credit data and analytics) Managed Accounts

Morningstar Data and Analytics Q1 24Q1 23 Q1 24 Performance Drivers: Morningstar Data (+10.0%) and Morningstar Direct (+11.5%) were the primary revenue contributors. Morningstar Advisor Workstation also made a positive contribution to revenue growth in the quarter. Morningstar Data and Morningstar Direct both benefited from growth in North America and Europe, while managed investment data, including mutual fund data, continued to be a key driver of higher revenue for Morningstar Data. Morningstar Direct licenses increased 0.7% compared to the prior-year period. Organic revenue and adjusted operating income are non-GAAP measures. See reconciliation tables in the appendix of this presentation. $179.8 $196.7 13 13 Revenue ($mil) Q1 24Q1 23 $80.9 $91.2 Adjusted Operating Income ($mil) +12.7% 45.0% 46.4% Adj. Operating Margin +9.4% Reported +8.9% Organic Quarterly Segment Product Trends: Morningstar Data and Analytics Morningstar Direct* ($mil) 14 14 Morningstar Data ($mil) Organic revenue is a non-GAAP measure. See reconciliation tables in the appendix of this presentation. Morningstar Direct licenses totaled 18,680 as of the end of the first quarter of 2024, compared to 18,558 in the prior-year quarter. Quarterly Segment Product Trends: Morningstar Data and Analytics Morningstar Advisor Workstation ($mil) 15 15 Organic revenue is a non-GAAP measure. See reconciliation tables in the appendix of this presentation. PitchBook Q1 24Q1 23 Q1 24 Performance Drivers: PitchBook revenue increased 12.6% on a reported and organic basis. Revenue for the PitchBook platform, direct data, and Leveraged Commentary & Data (LCD) increased 13.0% on an organic basis compared to the prior-year period, as PitchBook platform licensed users grew 10.5%. Revenue increases were primarily due to strength in PitchBook’s core investor and advisor client groups which offset some softness in corporates. Organic revenue and adjusted operating income are non-GAAP measures. See reconciliation tables in the appendix of this presentation. $131.1 $147.6 16 16 Revenue ($mil) Q1 24Q1 23 $30.4 $40.0 Adjusted Operating Income ($mil) +31.6% 23.2% 27.1% Adj. Operating Margin +12.6% Reported +12.6% Organic

Quarterly Segment Product Trends: PitchBook PitchBook Platform and LCD* ($mil) 17 17 Organic revenue is a non-GAAP measure. See reconciliation table in the appendix of this presentation. *Includes revenue from the PitchBook platform, direct data, and LCD. In prior presentations, the PitchBook product area did not include LCD. PitchBook platform licensed users totaled 111,199 as of the end of the first quarter of 2024, compared to 100,671 in the prior-year quarter. License counts reflect active users, including Morningstar active users, as well as legacy LCD clients who have migrated to PitchBook licenses. The timing of activities, such as user maintenance, user audits, provisioning access shutting off of users, and updates to the user lists when enterprise clients renew, result in fluctuations in license counts over time. As a result, license growth trends are best assessed on a rolling 12-month basis. Morningstar Wealth Q1 24Q1 23 Q1 24 Performance Drivers: Morningstar Wealth revenue increased 7.5%, or 7.7% on an organic basis, compared to the prior-year period, primarily driven by growth in Investment Management (+13.9%). The adjusted operating loss narrowed compared to the prior-year period due in part to cost containment efforts, including targeted reorganizations in 2023, and a focus on discretionary expenses.   Organic revenue and adjusted operating income (loss) are non-GAAP measures. See reconciliation tables in the appendix of this presentation. $54.9 $59.0 18 18 Revenue ($mil) Q1 24Q1 23 ($14.6) ($5.6) Adjusted Operating Income (Loss) ($mil) (26.6%) (9.5%) Adj. Operating Margin +7.5% Reported +7.7% Organic Quarterly Segment Product Trends: Investment Management ($bil) Investment Management Q1 2024 AUM/A: Investment Management’s assets under management and advisement (AUM/A) increased 12.3% compared with the prior-year period, supported by strong market performance which drove higher asset values. Positive net flows to Morningstar Managed Portfolios reflected strong net inflows outside the U.S. Those offset lower AUM for Institutional Asset Management which experienced significant expected outflows from a large institutional client. Organic revenue is a non-GAAP measure. See reconciliation table in the appendix of this presentation. *Managed Portfolios – Wholesale: Through our distribution sales team, the Company offers investment strategies and services directly to financial advisors in banks, broker dealers with a corporate RIA, who have a corporate RIA insurance, and RIA channels that offer the Company’s investment strategies and services to their clients (the end investor). This remains the Company’s strategic focus. **Managed Portfolios – Non-Wholesale: The Company sells services directly to financial institutions, such as broker dealers, discount brokers, and warehouses. Our distribution sales team is not involved with the advisors of these firms. 19 19 Morningstar Credit Q1 24Q1 23 Q1 24 Performance Drivers: Morningstar Credit revenue increased 28.8%, or 27.9% on an organic basis, compared to the prior-year period, as ratings-related revenue increased across asset classes with particular strength in U.S. commercial and residential mortgage-backed securities. Increased revenue from financial institution ratings and higher corporate ratings revenue, especially in Europe, also contributed.   Organic revenue and adjusted operating income are non-GAAP measures. See reconciliation tables in the appendix of this presentation. $46.8 $60.3 20 20 Revenue ($mil) Q1 24Q1 23 ($4.0) $12.3 Adjusted Operating Income (Loss) ($mil)  (8.5%) 20.4% Adj. Operating Margin +28.8% Reported +27.9% Organic

Quarterly Segment Product Trends: Morningstar DBRS Revenue by Asset Class ($mil) Morningstar DBRS Q1 2024 Organic Revenue Drivers: In Q1 2024, structured finance ratings accounted for 56% of revenue, fundamental ratings accounted for 37% of revenue, and data licensing revenue totaled 7%. Recurring revenue, which is derived primarily from surveillance, research, and other transaction-related services, represented 46.6% of total Morningstar DBRS revenue. Organic revenue is a non-GAAP measure. See reconciliation table in the appendix of this presentation. (1) Structured Finance: Asset-Backed Securities, Commercial Mortgage-Backed Securities, Residential Mortgage-Backed Securities. (2) Fundamental Ratings include Corporate, Financial Institutions, Sovereign, and Other. (3) In quarterly supplemental presentations prior to Q4 2023, data licensing revenue was included in “Other” under Fundamental Ratings. 21 21 Quarterly Segment Product Trends: Morningstar DBRS Revenue by Geography ($mil) Morningstar DBRS Q1 2024 Organic Revenue Drivers: Organic revenue increased 43.0% in the U.S. primarily due to higher commercial and residential mortgage- backed securities ratings revenue compared to the prior-year period. Organic revenue increased 14.6% in Canada primarily due to higher financial institutions ratings revenue compared to the prior-year period. Organic revenue increased 13.5% in EMEA, primarily due to higher corporate ratings revenue compared to the prior-year period. Bars represent reported revenue. Percentages represent organic revenue growth (decline). Organic revenue is a non-GAAP measure. See reconciliation tables in the appendix of this presentation. 22 22 Morningstar Retirement Q1 24Q1 23 Q1 24 Performance Drivers: Morningstar Retirement revenue increased 12.7% on an organic basis compared to the prior-year period as AUMA increased 19.6%. $25.2 $28.4 23 23 Revenue ($mil) Q1 24Q1 23 $11.2 $14.2 Adjusted Operating Income ($mil) +26.8% 44.4% 50.0% Adj. Operating Margin +12.7% Reported +12.7% Organic Organic revenue and adjusted operating income are non-GAAP measures. See reconciliation tables in the appendix of this presentation. Morningstar Retirement Q1 2024 AUM/A: The 19.6% increase in AUMA was supported by strong market performance. Net inflows to Managed Accounts over the trailing 12 months also contributed to higher AUMA, supported by participant growth and flows to Advisor Managed Accounts. Quarterly Segment Product Trends: Morningstar Retirement ($bil) Organic revenue is a non-GAAP measure. See reconciliation table in the appendix of this presentation. (1) Managed Accounts include Retirement Manager and Advisor Managed Accounts. (2) Fiduciary Services helps retirement plan sponsors build appropriate investment lineups for their participants. (3) Custom Models/CITs offer customized investment lineups for clients based on plan participant demographics or other specific factors. 24 24

Quarterly Product Trends: Corporate and All Other Morningstar Sustainalytics* ($mil) 25 25 Morningstar Indexes ($mil) Organic revenue is a non-GAAP measure. See reconciliation table in the appendix of this presentation. *Revenue for Morningstar Sustainalytics’ license-based products increased 8.2% on an organic basis in the first quarter of 2024, while revenue for Morningstar Sustainalytics’ transaction-based products (second-party opinions) increased 84.8% on an organic basis. Quarterly Product Trends: Morningstar Indexes ($bil) 26 26 Organic revenue is a non-GAAP measure. See reconciliation table in the appendix of this presentation. Morningstar Indexes Q1 2024 Assets: Asset value linked to Morningstar Indexes increased 13.3%, compared to the prior-year period, driven by market performance and positive net flows. Appendix Q1 2024 Operating and Free Cash Flow Excluding Certain Items Free cash flow is a non-GAAP measure and is defined as cash provided by or used for operating activities less capital expenditures. *Relates to the 2023 termination of the Company’s license agreement with Morningstar Japan K.K. (renamed SBI Global Asset Management). **Includes the operating cash flow impact of contingent consideration payments related to the LCD earn-out payment in 2023. Q1 2024 Q1 2023 % Change Cash provided by operating activities $93.6 $23.4 300.0% Capital expenditures (34.1) (29.5) 15.6% Free cash flow $59.5 ($6.1) NMF Items included in cash provided by operating activities Payments related to the Termination Agreement* — — Severance and related costs paid for reduction and shift of China operations S — $6.9 Contingent consideration related to acquisitions** — $4.5 Cash provided by operating activities, excluding certain items $93.6 $34.8 169.0% Free cash flow, excluding certain items $59.5 $5.3 NMF 28 28

Key Product Area Revenue ($mil) 29 29 Q1 2024 Q1 2023 % Change % Organic Change Morningstar Data and Analytics $196.7 $179.8 9.4% 8.9% Morningstar Data $74.6 $67.3 10.8% 10.0% Morningstar Direct $54.6 $48.8 11.9% 11.5% Morningstar Advisor Workstation $25.6 $24.5 4.5% 4.5% PitchBook $147.6 $131.1 12.6% 12.6% PitchBook Platform and LCD* $144.9 $128.2 13.0% 13.0% Morningstar Wealth $59.0 $54.9 7.5% 7.7% Investment Management $33.6 $29.6 13.5% 13.9% Morningstar Credit $60.3 $46.8 28.8% 27.9% Morningstar Retirement $28.4 $25.2 12.7% 12.7% Corporate and All Other Morningstar Sustainalytics $30.8 $27.3 12.8% 12.2% Morningstar Indexes $20.0 $14.6 37.0% 37.1% Organic revenue is a non-GAAP measure. See reconciliation tables in the appendix of this presentation. *Also includes PitchBook direct data. In prior presentations, the PitchBook product area included the PitchBook Platform and direct data, but not LCD. 30 30 Historical Segment Performance (1) Corporate and All Other provides a reconciliation between revenue from our Total Reportable Segments and consolidated revenue amounts. Corporate and All Other includes Morningstar Sustainalytics and Morningstar Indexes as sources of revenues. (2) Corporate and All Other includes unallocated corporate expenses as well as adjusted operating income/loss from Morningstar Sustainalytics and Morningstar Indexes. Unallocated corporate expenses include certain management-related costs that are not considered when segment performance is evaluated. Reconciliation from Reported to Organic Revenue Change by Revenue Type 31 31 Organic revenue is a non-GAAP number. In 2023 and 2024, the Company updated its revenue-type classifications for product areas with more than one revenue type. Prior periods have not been restated to reflect the updated classifications. The calculation of organic revenue growth by revenue type compares quarterly revenue in 2024 and 2023 to respective quarterly revenue in 2023 and 2022 based on the updated classifications; these adjustments are reflected in the Currency and Other line. Reconciliation from Reported to Organic Revenue Change by Revenue Type 32 32 Organic revenue is a non-GAAP number. In 2023 and 2024, the Company updated its revenue-type classifications for product areas with more than one revenue type. Prior periods have not been restated to reflect the updated classifications. The calculation of organic revenue growth by revenue type compares quarterly revenue in 2024 and 2023 to respective quarterly revenue in 2023 and 2022 based on the updated classifications; these adjustments are reflected in the Currency and Other line.

Reconciliation from Reported to Organic Revenue Change by Product Area 33 33 Organic revenue is a non-GAAP measure. *Also includes PitchBook direct data. In prior presentations, the PitchBook product area included the PitchBook Platform and direct data, but not LCD. Reconciliation from Reported to Organic Revenue Change by Product Area 34 34 Organic revenue is a non-GAAP measure. Reconciliation from Reported to Organic Revenue Change by Product Area 35 35 Organic revenue is a non-GAAP measure. 36 36 Reconciliation from Reported to Organic Revenue Change by Segment Organic revenue is a non-GAAP measure.

Reconciliation from Consolidated Adjusted Operating Income to Consolidated Operating Income ($mil) 37 37 Adjusted operating income is a non-GAAP measure. (1) Corporate and All Other includes unallocated corporate expenses as well as adjusted operating income/loss from Morningstar Sustainalytics and Morningstar Indexes. Unallocated corporate expenses include certain management-related costs that are not considered when segment performance is evaluated. (2) Excludes finance lease amortization expense. (3) Reflects non-recurring expenses related to M&A activity including pre-deal due diligence, transaction costs, and post-close integration costs. (4) Reflects the impact of M&A-related earn-outs included in operating expense. (5) Reflects costs associated with the significant reduction of the Company's operations in Shenzhen, China and the shift of work related to its global business functions to other Morningstar locations. Reconciliation from Operating Margin to Adjusted Operating Margin 38 38 Adjusted operating margin is a non-GAAP measure. Reconciliation from Total Operating Expenses to Adjusted Operating Expense 39 39 Adjusted operating expense is a non-GAAP measure.